UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)  October 22, 1998
                                                --------------------------------



                              THE FONDA GROUP, INC.
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             (Exact name of registrant as specified in its charter)


             Delaware                     333-24939              13-3220732
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   (State or other jurisdiction          (Commission            (IRS Employer
         of incorporation)              File Number)         Identification No.)



2920 North Main Street Avenue, Oshkosh, Wisconsin                     54901
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      (Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code              (920) 235-1036
                                                    ----------------------------



                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Item 8.   Change in Fiscal Year.

       On October 22, 1998, the Board of Directors of The Fonda Group, Inc. (the "Company") approved the change of the Company's fiscal year end from a fifty-two or fifty-three week period which ends on the last Sunday in July of each year to a fifty-two or fifty-three week period which ends on the last Sunday in September of each year. A transition report on Form 10-Q will be filed to cover the transition period from July 27, 1998 to September 27, 1998.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    THE FONDA GROUP, INC.



                                    By:  /s/ Hans H. Heinsen
                                       --------------------------------
                                    Hans H. Heinsen
                                    Chief Financial Officer and Senior
                                    Vice President


Date:  October 30, 1998